                                                               Exhibit 10.05(r)


CONSULTING FIRM SOFTWARE                   J.D. Edwards World Solutions Company
LICENSE AGREEMENT                                        8055 East Tufts Avenue
                                                         Denver, Colorado 80237


Consulting Firm               The Hunter Group
                            ---------------------------------------------------
Address                       100 East Pratt Street, Suite 1600
                            ---------------------------------------------------
                              Baltimore, MD 21201
                            ---------------------------------------------------

This Software License Agreement ("Agreement") is made by and between J.D. Edwards World Solutions Company, a Colorado Corporation, ("J.D. Edwards"), and Consulting Firm, a ______________ / / corporation / / _______________, in consideration of the mutual promises and subject to the terms and conditions set forth herein.

WHEREAS, J.D. Edwards is in the business of licensing, servicing and supporting computer software systems, which are licensed from and developed by J.D. Edwards World Source ("J.D. Edwards Source"), and

WHEREAS, during the course of its business, Consulting Firm has occasion to evaluate, design and install computer software systems to meet the requirements of its clients and prospective clients, and

WHEREAS, during the course of its business Consulting Firm has occasion require the use of the J.D. Edwards' Products, in order to carry out the Consulting Service Provider Agreement ("CSP Agreement"), and

WHEREAS, J.D. Edwards is willing to permit Consulting Firm, * on the terms and conditions set forth below, to license J.D. Edwards' software.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations set forth below, that J.D. Edwards licenses to Consulting Firm and Consulting Firm accepts on the Terms and Conditions attached the license of the software listed on the Schedule 1.


THIS AGREEMENT, INCLUDING THE ATTACHMENTS AND AMENDMENTS, IF ANY, WHICH ARE A PART HEREOF, IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PRIOR OR CONCURRENT PROPOSALS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS
BETWEEN THE PARTIES RELATING TO ITS SUBJECT MATTER. THIS AGREEMENT SHALL
NOT BE EFFECTIVE UNTIL EXECUTED BY CONSULTING FIRM AND ACCEPTED BY AN AUTHORIZED REPRESENTATIVE OF J.D. EDWARDS.


Accepted by J.D. Edwards World Solutions Company and effective as of 24 July, 1997.

J.D. EDWARDS WORLD SOLUTIONS COMPANY


By:   /s/ Richard G. Snow, Jr.
     -------------------------------
     (Authorized Signature)

     Richard G. Snow, Jr.
     -------------------------------
     (Print or Type Name)

     Vice President, General Counsel
     -------------------------------
     (Title)


By execution, signer certifies that signer is authorized to execute this Agreement on behalf of Consulting Firm.


CONSULTING FIRM


By   /s/ Thomas W. Whartenby
     -------------------------------

     Thomas W. Whartenby
     -------------------------------
     (Print or Type Name)

     Senior Vice President
     -------------------------------
     (Title)



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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                               Exhibit 10.05(r)


                          SOFTWARE LICENSE AGREEMENT
                             Terms and Conditions

1.  LICENSE GRANT.

    (A) J.D. Edwards grants to Consulting Firm, and Consulting Firm accepts, on the terms and conditions set forth below and for the term hereof, the limited, non-transferable, nonexclusive, royalty-free right to use and receive support for J.D. Edwards' computer software systems listed in
Schedule 1 ("Licensed Products") * . The list of Licensed Products may be changed only by modifying Schedule 1 with the written agreement of both parties.

    (B) The Licensed Products are to be used by Consulting Firm on a single serial-numbered computer processing unit only for the purposes set forth herein or in the CSP Agreement. The Licensed Products are not to be copied or used by Consulting Firm or used by others without J.D. Edwards' written permission except for Consulting Firm's evaluation, demonstration, internal training, backup, archival, and disaster recovery purposes and other purposes expressly allowed by this Agreement. The Licensed Products may be used only by Consulting Firm and entities under common control and ownership with Consulting Firm but not for business processing for its own account or for any commercial timesharing or service bureau or other rental or sharing arrangements.

    (C) The Licensed Products may be used only in the country in which they are first installed and may only be moved to another country with J.D. Edwards' prior written permission. The Licensed Products shall be installed and used on the computer equipment and at the Facility Location designated on the Schedule 1. It is understood that Consulting Firm may change the equipment model at any time with prior written notice to J.D. Edwards. Further, Consulting Firm may change the Facility Location at any time to another location in the same country provided it gives J.D. Edwards prior written notice of such change. Consulting Firm may also temporarily change the equipment or the Facility Location to another location in the same country in the event the identified equipment at the Facility Location is inoperable for any reason.

    (D) J.D. Edwards grants a site license limited to the Facility Location for access to the Licensed Products on personal computers. Consulting Firm may use the Licensed Products in a networking environment or on a remote access basis provided that such use shall be limited to the transmission of test data input and output in connection with the providing of consulting or training services for Consulting Firm's customers, or for the training of Consulting Firm's personnel as permitted by this Agreement. The Licensed Products source code shall be kept at the designated Facility Location and no other site of Consulting Firm shall be permitted access to the source code except as expressly permitted by J.D. Edwards.

    (E) J.D. Edwards grants to Consulting Firm and Consulting Firm accepts a license to perform only the Consulting Firm's duties under the CSP Agreement.

    (F) Consulting Firm shall disclose the Licensed Products only to Prospects who have entered into a License for J.D. Edwards' Products or who have otherwise entered an agreement of confidentiality acceptable to J.D. Edwards.

    (G) Consulting Firm has the right to modify the Licensed Products to the extent provided in the CSP Agreement and without the further consent of J.D. Edwards; however, *

    (H) *

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


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


2.  DISCLAIMER OF WARRANTY.

    *

3.  SUPPORT.

    *

4.  PROPRIETARY RIGHTS

    *

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


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



5. FURTHER UNDERSTANDING
    (A) In consideration of Consulting Firm's access to J.D. Edwards' Licensed Products, Consulting Firm shall not, through its office, practices, or employees working on the Licensed Products or under the Agreement and during the term of this Agreement take or fail to take any action, or allow any action to occur, or fail to prevent any action from occurring, which would in any way reduce J.D. Edwards Source's right, title, and interest in the Licensed Products.

    (B) The parties further agree that this Agreement shall not be construed in any way which shall reduce J.D. Edwards Source's right, title, and interest in the Licensed Products.

*

    (D) Nothing in this Agreement shall limit or restrict either party from entering into or continuing any agreement or arrangement with any other party, whether similar to this Agreement in nature or scope, provided that J.D. Edwards' Proprietary Rights of Section 4(A) hereof are not violated.

    (E) Consulting Firm shall remain free to sell and perform its services to any client or prospective client without restriction so long as the terms of this Agreement are not otherwise breached, provided that J.D. Edwards' Proprietary Rights of Section 4(A) hereof are not violated.

    (F) *

    (G) Consulting Firm acknowledges that often similar requirements of different clients or circumstances may result in similar solutions being developed independently by two or more sources; therefore the mere similarity between J.D. Edwards' software and any Consulting Firm-designed software does not raise a presumption of infringement by J.D. Edwards.

6. TERM AND TERMINATION
    (A) This Agreement shall terminate upon termination of the CSP Agreement.

    (B) In the event that either party commits a material breach of this Agreement and (if such breach is capable of cure) fails to cure such breach within thirty (30) days following notice thereof from the other party, the non-breaching party shall have the right (in addition to all other rights and remedies at law or in equity) to terminate this Agreement without further notice.

    *

7. *

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

8. ARBITRATION
   *

9. LIMITED LIABILITY
   *

10. GENERAL
    (A) The waiver of one breach hereunder shall not constitute the waiver of any other or subsequent breach.

    (B) All notices shall be in writing and sent by certified mail, postage prepaid, return receipt requested to the address written above or such other address as notified to the other party and such notice shall be deemed to be made on the fifth day after such mailing.

    (C) No amendments, modifications or supplements to this Agreement shall be binding unless in writing and signed by both parties.

    (D) No action, regardless of form arising out of this Agreement may be brought by either party more than * after the cause of arbitration or action arose.

    (E) Each party is not the agent of the other party but is an independent contractor while performing its duties hereunder. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner or thing whatsoever.

    (F) If any provision of this Agreement is held to be unenforceable, such decision shall not affect the validity or enforceability of the remaining provisions.

    (H) This Agreement may be executed in two or more identical copies, each of which shall be an original.

    (I) All monetary amounts are in United States dollars, payable in ready funds through a United States bank.

    (J) In the event Consulting Firm issues a purchase order or other instrument covering the subject matter of this Agreement, it is understood and agreed that such purchase order is for Consulting Firm's internal use and shall not affect this Agreement.

    (K) Each of the parties shall be responsible for all of its own costs and expenses associated with its performance of this Agreement, including without limitation its employees' travel and other expenses.

    (L) Neither this Agreement nor the performance by the parties hereunder shall constitute or be deemed to be an endorsement or recommendation of the products or services of either party. Neither party shall make any press release or other public disclosure of this Agreement or the terms hereof without the express written consent of the other.

    (M) Consulting Firm shall not, in whole or in part, assign, sublicense, or otherwise transfer this Agreement, the Licensed Products, Licensed Products documentation, any copy of the foregoing, or any right granted hereunder.

    (N) All terms of this Agreement that by their nature may survive this Agreement shall survive this Agreement.

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                  CONSULTING FIRM SOFTWARE LICENSE AGREEMENT
                      SCHEDULE 1 - SOFTWARE APPLICATIONS

    MARK BOX IF SCHEDULE NOT APPLICABLE (CONSULTING FIRM IS NOT LICENSED FOR ANY J.D. EDWARDS SOFTWARE)



          SOFTWARE SUITES                      PREREQUISITES

/ / 1    Foundation(2)
/ / 2    Financial                             1
/ / 3    Logistics/Distribution                1,2
/ / 4    Manufacturing                         1,2,3
/ / _    __________________________            ___________
/ / _    __________________________            ___________
/ / _    __________________________            ___________


    Install Locations (one or more installations)     Designated Processor(9)               Licensed Users
                                                      Model/Feature/Serial Number           for CPU
1.         Atlanta                                 details to be provided when available           *
    ____________________________________________  ________________________________________  ____________________
2.  ____________________________________________  ________________________________________  ____________________
3.  ____________________________________________  ________________________________________  ____________________
4.  ____________________________________________  ________________________________________  ____________________
                                                                Total
                                                                                            ____________________

                                   Footnotes

(1) THE LICENSED PRODUCTS ARE SUBJECT TO THE MINIMUM TECHNICAL REQUIREMENTS PROVIDED BY J.D. EDWARDS TO CONSULTING FIRM FOR THE DATABASE SERVER, SOFTWARE DEPLOYMENT/SOFTWARE DISTRIBUTION SERVER, AND CLIENT PORTIONS OF THE LICENSED PRODUCTS WHICH MUST BE INDEPENDENTLY ACQUIRED AND PROVIDED BY CONSULTING FIRM. THESE ARE MINIMUM TECHNICAL REQUIREMENTS ONLY AND MAY
    NOT RESULT IN THE ATTAINMENT OF SOME OR ALL OF THE PERFORMANCE OBJECTIVES OF CONSULTING FIRM. THE TYPE OF NETWORK, THE AMOUNT OF TOTAL NETWORK TRAFFIC, AND THE TYPE AND PATTERN OF USAGE OF THE LICENSED PRODUCTS OR OTHER SOFTWARE ON THE NETWORK WILL ALSO IMPACT THE PERFORMANCE OF THE LICENSED PRODUCTS INSTALLED ON SUCH NETWORK.

(2) *

(3) For each Software Suite selected, each listed prerequisite Software Suite must also be selected. Because Software Suites contain Software Applications that are prerequisites for other Software Applications in that or other Software Suites, Consulting Firm should install each licensed Software Suite in its entirety. *

(4) The Licensed Products include the selected Software Suites, the media in which the Software Suites are delivered, and the associated documentation.

--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                      CONSULTING FIRM SOFTWARE LICENSE AGREEMENT
                                    Footnotes (Cont'd)

(5) The source code for products licensed from third parties and included in the OneWorld Software Suites may not be released by J.D. Edwards but is placed in escrow by the third party vendor. If a Release Condition in the Escrow Provision is invoked with respect to the third party vendor, the source code will be released to J.D. Edwards. The J.D. Edwards ISO 9001 registration does not include products licensed from third parties.

(6) USER TYPE: Consulting Firm will be allocated * concurrent users per each Designated Processor. The user types offered to J.D. Edwards' Customers are as follows: Option 1: A "Concurrent User" shall be defined as a individual with an assigned "user id" which executes an application contained in a Licensed Product either through a menu selection, fast path, or hidden selection. A User will be counted as a Concurrent User until the User signs off the system, refreshes the library list, or enters Hidden Selection 30 (AS/400). Multiple concurrent sessions on the same Designated Processor utilizing the same "user id" initiated from the same workstation shall be counted as one Concurrent User. However, sessions initiated by one "user id" on more than one workstation, or by more than one "user id" on the same workstation, shall be counted as multiple Concurrent Users. The total number of Concurrent Users simultaneously using the Licensed Products at any time may not exceed the Concurrent Licensed Users. Option 2: A "Named User" is a User to whom a "user id" has been assigned on the Designated Processor(s) allowing him/her to access the Licensed Products. A Named User is counted as a User regardless of whether he/she is accessing the Licensed Products at any given time. The total number of Named Users authorized to use the Licensed Products at any time may not exceed the Named Licensed Users. Option 3: An "Internet User" is a User accessing the Licensed Products via the Internet or Customer's Intranet for inquiry/information purposes only. An Internet User is counted as a User regardless of whether he/she is accessing the Licensed Products at any given time. The total number of Internet Users authorized to use the Licensed Products at any time may not exceed the Internet Licensed Users. A "Licensed User" is a User for which a License Fee has been paid.
*

(7) LICENSE OF ADDITIONAL SOFTWARE AND ADDITIONAL USERS: If Consulting Firm wishes to license additional Users, Consulting Firm shall license those additional Users in Blocks of *

(8)*

(9) IDENTIFICATION OF DESIGNATED PROCESSOR(S): Consulting Firm must identify each Designated Processor on which the Licensed Products are installed, including any deployment servers, and the number of Users (Concurrent or Named).

(10)*

(11) SOFTWARE PROTECTION PROCEDURES: THE LICENSED PRODUCTS CONTAIN PROCEDURES WHICH PREVENT THE LICENSED PRODUCTS FROM BEING DEPLOYED FROM THE SERVER TO A TOTAL OF CLIENT PC PLATFORMS GREATER THAN AN AMOUNT SPECIFIED AT THE TIME THE SOFTWARE PROTECTION CODE IS ISSUED. FOR THOSE CONSULTING FIRMS LICENSING UNDER THE NAMED USER OPTION, SUCH AMOUNT SHALL NOT EXCEED THE TOTAL NUMBER OF LICENSED USERS. FOR THOSE CONSULTING FIRMS LICENSING UNDER THE CONCURRENT USER OPTION, SUCH AMOUNT SHALL NOT EXCEED THE TOTAL NUMBER OF LICENSED USERS DIVIDED BY * (EXAMPLE: CONSULTING FIRMS WITH * CONCURRENT LICENSED USERS
WILL BE ABLE TO DEPLOY UP TO * CLIENT PC PLATFORMS UNDER THIS AGREEMENT) SUBJECT TO THE RESTRICTIONS OF NOTE 6 ABOVE. INTERNET USERS ARE NOT DEPLOYED AND ARE NOT SUBJECT TO THESE DEPLOYMENT LIMITATIONS.

--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.